UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2009

Item 1. Report to Stockholders.

THE FUND SEEKS CAPITAL APPRECIATION

SEMI-ANNUAL REPORT
(UNAUDITED)

JUNE 30, 2009

Table of Contents

A Message to Our Shareholders	2

Sector Allocation	6

Expense Example	6

Performance Chart and Analysis	8

Schedule of Investments	10

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	16

Approval of Investment Advisory Agreement and
Investment Sub-Advisory Agreement	25

Additional Information	28

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2009

Dear Fellow Shareholder:

The Second Quarter was a wonderful quarter for equity investors, and for the Jordan Opportunity Fund. Through the first half of 2009, the S&P 500 Index was up 3.16% and the Fund was up 22.64%.*  Despite the big market advance, our current outlook for the stock market through year-end remains bullish. As a consequence of the broad gains recently achieved and the overbought condition of many leading stocks, we expect further gains accompanied by some volatility and consolidation.  Nevertheless, we are enthusiastic regarding the attractive valuation metrics of many stocks whose long term growth prospects appear compelling.

The Fund outperformed in the first half of the year, principally due to the strong recovery in energy and industrial material stocks, which have been major themes in the fund.  Many of our stocks such as Weatherford International (WFT), Schlumberger (SLB), Transocean Offshore (RIG), and Steel Dynamics rose significantly during the second quarter, helping boost the overall performance of the fund.

We expect a rapid improvement of global sequential economic activity in the second half of this year, primarily due to the resumption of credit flows and base level production.  Because of the excessively rapid production shut downs over the past few quarters, supply constraints may appear throughout the economic system, producing, among other things, rising commodity prices. Examples of supply reductions include: the International Energy Agency (IEA)’s expectation of declining non-OPEC oil production this year, U.S. coal production declining 5.9% year-to-date, China becoming a net importer of coal in April (for the first time in over seven years), steel distributor inventories declining 38.3% year-over-year and reaching the lowest levels since 1977 (the first year the data was collected), and combined levels of copper inventory in London, New York, and Shanghai warehouses declining 38% below the levels of only four months ago.

Given our expectation for these supply cuts to result in higher commodity prices, our largest holdings continue to be in oil service companies, and the producers of oil/natural gas, steel, copper, coal, and other commodities that will be crucial in the worldwide economic recovery.

Agriculture is one of the industries that we have added exposure to in the last few months.  Corn, wheat, and rice inventories are lower than they have been since the 1970’s, while food demand has remained strong, especially in China, India, Brazil, and other emerging growth countries.  During the first four months of this year,

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
JUNE 30, 2009

China’s soybean imports reached a record 13.9m tons (and soybean demand is up 123% in the past decade).  Even more dramatic has been the growth in meat demand in developing nations, e.g. beef and chicken consumption has been growing at over 20% per year in China.  This trend will likely continue, as the average person in China only consumes one-ninth the amount of animal protein as the average person in Taiwan.  The continued shift will have a large impact on the grains market, as it takes 7-10 kilograms of grain to produce only 1 kilogram of beef.  While grain plantings will need to rebound in the fall and in 2010 to help replenish low inventory levels, fertilizer applications will need to spike even higher, as potash (one of the critical fertilizer nutrients) usage is on pace to decline over 35% this year.  The previous low-water mark was a 14% decline in consumption.  Continued high fertilizer prices and the impact of the credit crisis on farmers has led them to extract nutrients out of their soil for the past two planting seasons. This trend cannot continue without a significantly negative impact on yields.  Our agriculture-related investments include companies that produce fertilizer nutrients and high-tech seeds which improve grain output and quality.

As we have reduced positions in some of our more extended holdings, we have also increased our weighting in healthcare.  Many companies in the sector are trading at multi-year low valuations despite solid growth outlooks, largely due to investors’ fear of the impact of increased government regulation on the industry.  We believe that the positive effects of providing healthcare coverage to millions of previously uninsured individuals will largely, if not entirely, offset the negative impact of additional regulations for our holdings. The healthcare sector is likely to remain volatile over coming months as more information on health reform legislation is released, and we anticipate using any significant weakness to add to our positions (which include companies involved in biotechnology, drug distribution, and high-tech medical devices).

Given that technology remains one of the most over-owned sectors of the market and that growth prospects in general appear modest, we have not added much to our holdings in this sector.  However, we continue to favor companies whose dominant product is protected through intellectual property, and/or ones that are well-positioned within oligopolistic industries. We continue to invest in beneficiaries of online advertising/E-commerce (in the U.S. and Asia), and the persistent growth in data transmission through wireless technologies.

Going forward into the 2nd half of 2009, our general strategy is to invest the fund in companies that should benefit both from significant global industrial recovery and sectors with strong secular earnings growth potential when the global

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
JUNE 30, 2009

economy resumes its long term expansion. Opportunities abound, and we remain very optimistic for the remainder of the year.

Please feel free to contact us, or visit our website, www.jordanopportunity.com, if you have any comments or questions.

Sincerely,

Gerald R. Jordan
President & Portfolio Manager

* Fund performance data quoted represents past performance and is no guarantee of future results.  For additional performance information and related disclosure please refer to the Performance Chart and Analysis section on page 8.

The views in this report were those of the Portfolio manager as of June 30, 2009 and may not reflect his views on the date this report is first published or anytime thereafter.  These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The Fund’s investment parameters are diverse and as such may be subject to different forms of investment risk such as non-diversification risk, concentration risk, small- and medium-sized company risk, interest rate risk, high yield bond and foreign securities risk, and lastly, the Fund may use derivatives such as options to increase its exposure to certain securities. Please see the prospectus for a more detailed discussion of the risks that may be associated with the Fund.

Short selling is the selling of a security that the seller does not own, or any sale that is completed by the delivery of a security borrowed by the seller. Short sellers assume that they will be able to buy the stock at a lower amount than the price at which they sold short.  Value stocks emphasize companies whose growth opportunities are generally regarded as sub par by the market. Value stock companies often pay regular dividend income to shareholders and sell at relatively low prices in relation to their earnings or book value.  Growth stocks emphasize companies that are believed to offer above-average prospects for capital growth due to their strong earnings and revenue potential. Growth stocks

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
JUNE 30, 2009

tend to offer relatively low dividend yields. Price to earnings ratio is the value of a company’s stock price relative to company earnings.  Estimated earnings growth is the year over year growth in earnings per share.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for fund holdings as of June 30, 2009.

JORDAN OPPORTUNITY FUND
SECTOR ALLOCATION
JUNE 30, 2009 (Unaudited)

Sector Allocation	Percent of Net Assets

Materials	17.0%
Energy	15.8%
Money Market Fund	14.2%
Health Care	13.9%
Investment Companies	13.7%
Industrials	8.0%
Information Technology	8.3%
Financials	2.7%
Telecommunications	2.6%
Consumer Discretionary	1.9%
Other Assets in Excess of Liabilities	1.9%
Net Assets	100.0%

EXPENSE EXAMPLE
FOR THE PERIOD ENDED JUNE 30, 2009 (Unaudited)

As a shareholder of the Jordan Opportunity Fund (the “Fund”), you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/09 – 06/30/09).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and

JORDAN OPPORTUNITY FUND
EXPENSE EXAMPLE (Continued)
FOR THE PERIOD ENDED JUNE 30, 2009 (Unaudited)

related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in the example, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/09	6/30/09	1/1/09 – 6/30/09*
Actual	$1,000	$1,226	$8.23
Hypothetical (5% return
before expenses)	$1,000	$1,017	$7.45

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.49% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year).

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2009 (Unaudited)

Jordan Opportunity Fund vs. S&P 500 Index

Average Annual Total
Return on 06/30/09	One Year	Five Year	Ten Year
Jordan Opportunity Fund	(30.29)%	5.13%	4.44%
S&P 500 Index	(26.21)%	(2.24)%	(2.22)%

Cumulative Performance Comparison

The graph and table reflect the change in value of a hypothetical $10,000 investment in the Jordan Opportunity Fund (the “Fund”), including reinvestment of dividends and distributions, compared with a broad based securities market index, over the past ten years, period ended June 30, 2009.  The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends.  One cannot invest directly in an index.

On January 21, 2005, a limited partnership managed by Hellmann, Jordan Management Co., Inc., the Fund’s sub-adviser, reorganized into the Fund.  This limited partnership maintained an investment objective and investment policies that were, in all material respects, were, in all material respects, equivalent to those of the Fund.  The Fund’s performance for periods prior to January 2005 is that of the limited partnership.  The limited partnership’s expenses during the periods presented were higher than the Fund’s expense ratio.  The limited partnership was

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS (Continued)
JUNE 30, 2009 (Unaudited)

not registered under the Investment Company Act of 1940 Act (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

The Fund’s investment parameters are diverse and as such may be subject to different forms of investment risk such as non-diversification risk, concentration risk, small- and medium-sized company risk, interest rate risk, high yield bond and foreign securities risk, and lastly, the Fund may use derivatives such as options to increase its exposure to certain securities. Please see the prospectus for a more detailed discussion of the risks that may be associated with the Fund.

Performance data quoted represents past performance and is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling (800) 441-7013.

The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2009 (Unaudited)

Shares		Value

COMMON STOCKS – 70.2%

Aerospace & Defense – 2.0%
52,590	Stanley, Inc. (a)	$1,729,159

Airlines – 1.9%
100,860	Continental
	Airlines, Inc. (a)	893,620
297,250	U S Airways
	Group, Inc. (a)	722,317
		1,615,937
Biotechnology – 5.8%
20,500	Amgen, Inc. (a)	1,085,270
25,350	Celgene Corp. (a)	1,212,744
21,730	Cephalon, Inc. (a)	1,231,004
28,790	Gilead
	Sciences, Inc. (a)	1,348,524
		4,877,542
Capital Markets – 1.2%
35,220	Morgan Stanley	1,004,122

Chemicals – 3.9%
23,480	Monsanto Co.	1,745,503
17,120	Potash Corp. of
	Saskatchewan, Inc.	1,593,016
		3,338,519
Coal & Consumable Fuels – 1.6%
52,860	Alpha Natural
	Resources, Inc. (a)	1,388,632

Commercial Banks – 1.6%
100,200	Bank of
	America Corp.	1,322,640

Commercial Services & Supplies – 1.2%
55,240	SAIC, Inc. (a)	1,024,702

Computers & Peripherals – 1.4%
8,190	Apple, Inc. (a)	1,166,502

Electrical Equipment – 1.6%
86,070	ABB, Ltd. – ADR	1,358,185

Energy Equipment & Services – 11.4%
19,690	Diamond Offshore
	Drilling, Inc.	1,635,254
67,320	Halliburton Co.	1,393,524
19,250	Oceaneering
	International, Inc. (a)	870,100
46,220	Schlumberger Ltd.	2,500,964
19,050	Transocean Ltd. (a)	1,415,225
94,900	Weatherford
	International Ltd. (a)	1,856,244
		9,671,311
Fertilizers & Agricultural Chemicals – 1.6%
29,890	Mosaic Co.	1,324,127

Health Care Providers & Services – 2.5%
56,880	AmerisourceBergen
	Corp.	1,009,051
25,000	McKesson Corp.	1,100,000
		2,109,051
Internet & Catalog Retail – 1.0%
21,300	Netflix, Inc. (a)	880,542

Internet Software & Services – 3.6%
51,430	AsiaInfo
	Holdings, Inc. (a)	885,110
3,125	Google, Inc. –
	Class A (a)	1,317,469
13,030	Sohu.com, Inc. (a)	818,675
		3,021,254
Machinery & Equipment – 1.3%
43,615	Duoyuan
	Global Water,
	Inc. – ADR (a)	1,058,972

Metals & Mining – 9.9%
25,020	BHP Billiton
	Ltd. – ADR	1,369,344
53,380	Cliffs Natural
	Resources, Inc.	1,306,209
29,500	Freeport-McMoRan
	Copper & Gold, Inc.	1,478,245
63,790	Massey Energy Co.	1,246,457
34,070	Nucor Corp.	1,513,730
99,430	Steel Dynamics Inc.	1,464,604
		8,378,589
Oil, Gas & Consumable Fuels – 4.4%
53,130	Carrizo Oil &
	Gas, Inc. (a)	911,180

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
JUNE 30, 2009 (Unaudited)

Shares		Value
29,080	Continental
	Resources, Inc. (a)	$806,970
13,170	Devon Energy Corp.	717,765
32,240	Ultra Petroleum
	Corp. (a)	1,257,360
		3,693,275
Pharmaceuticals – 5.6%
35,550	Abbott Laboratories	1,672,272
103,020	Biovail Corporation	1,385,619
30,650	Genzyme Corp. (a)	1,706,286
		4,764,177
Semiconductor & Semiconductor
Equipment – 0.9%
161,903	JA Solar Holdings
	Co. Ltd. – ADR (a)	760,944

Software – 2.5%
35,530	Longtop Financial
	Technologies Ltd. –
	ADR (a)	872,617
44,900	Rosetta
	Stone, Inc. (a)	1,232,056
		2,104,673
Specialty Retail – 0.8%
32,440	GameStop Corp. (a)	714,004

Wireless Telecommunication Services – 2.5%
32,880	American
	Tower Corp. (a)	1,036,706
45,600	Crown Castle
	International
	Corp. (a)	1,095,312
		2,132,018
TOTAL COMMON STOCKS
(Cost $54,499,987)		59,438,877

INVESTMENT COMPANIES – 13.3%
309,060	PowerShares DB
	Agriculture Fund	7,865,577
284,480	Financial Select
	Sector SPDR Fund	3,405,226
		11,270,803
TOTAL INVESTMENT
COMPANIES
(Cost $10,609,289)		11,270,803

Contracts
(100 shares per contract)

PURCHASED OPTIONS – 0.4%

CALL OPTION PURCHASED – 0.0%

Investment Company – 0.0%
1,254	SPDR S&P 500
	Expiration: July,
	2009, Exercise
	Price: $108.00	1,254

PUT OPTIONS PURCHASED – 0.4%

Investment Companies – 0.4%
1,000	Mini-NASDAQ 100
	Index, Expiration:
	July, 2009, Exercise
	Price: $130.00	16,000
1,000	Mini-NASDAQ 100
	Index, Expiration:
	July, 2009, Exercise
	Price: $145.00	191,000
1,500	SPDR S&P 500
	Expiration: July,
	2009, Exercise
	Price: $89.00	123,000
		330,000
TOTAL PURCHASED OPTIONS
(Cost $431,150)		331,254

SHORT-TERM INVESTMENT – 14.2%

Money Market Fund – 14.2%
12,074,024	AIM Short-Term
	Treasury Portfolio –
	Institutional	12,074,024
TOTAL SHORT-TERM
INVESTMENT
(Cost $12,074,024)		12,074,024

TOTAL INVESTMENTS
IN SECURITIES – 98.1%
(Cost $77,614,450)		83,114,958
Other Assets in Excess
of Liabilities – 1.9%		1,606,112
TOTAL NET ASSETS – 100.0%		$84,721,070

(a)	Non-income producing security.
ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
AT JUNE 30, 2009 (Unaudited)

ASSETS
Investments in securities, at value (cost $77,614,450) (Note 2)	$83,114,958
Receivables:
Dividends and interest	87,543
Investments sold	1,830,496
Fund shares sold	165,831
Prepaid expenses	20,493
Total assets	85,219,321

LIABILITIES
Payables:
Investment securities purchased	200,779
Fund shares redeemed	1,436
Due to custodian	158,496
Investment advisory fees	70,923
Administration fees	5,818
Custody fees	3,369
Fund accounting fees	5,866
Transfer agent fees	22,350
Chief Compliance Officer fees	2,241
Other accrued expenses	26,973
Total liabilities	498,251

NET ASSETS	$84,721,070

Net asset value, offering price and redemption price per share
($84,721,070/9,128,724 shares outstanding; unlimited number
of shares authorized without par value)	$9.28

COMPONENTS OF NET ASSETS
Paid-in capital	$126,179,418
Undistributed net investment loss	(77,632)
Accumulated net realized loss on investments and options	(46,881,224)
Net unrealized appreciation on investments and options	5,500,508
Net assets	$84,721,070

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

INVESTMENT INCOME
Dividends (net of $1,881 foreign withholding tax)	$441,621
Interest	13,893
Total investment income	455,514

EXPENSES (Note 3)
Investment advisory fees	341,294
Administration fees	55,283
Transfer agent fees	35,090
Registration fees	12,386
Legal fees	10,871
Chief Compliance Officer fees	10,549
Reports to shareholders	9,355
Fund accounting fees	8,529
Custody fees	8,048
Audit fees	7,870
Miscellaneous expenses	4,621
Trustee fees	2,790
Insurance expense	1,312
Total expenses	507,998
Net investment loss	(52,484)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS
Net realized loss on investments and options	(4,392,917)
Change in net unrealized appreciation on investments and options	17,999,680
Net realized and unrealized gain on investments and options	13,606,763
Net increase in net assets resulting from operations	$13,554,279

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months	Year Ended
	Ended	December 31,
	June 30, 2009*	2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(52,484)	$(193,793)
Net realized loss on investments and options	(4,392,917)	(41,664,176)
Change in net unrealized appreciation (depreciation)
on investments and options	17,999,680	(18,377,301)
Net increase (decrease) in net assets
resulting from operations	13,554,279	(60,235,270)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(25,148)	—
Net realized gain on investments	—	(60,104)
Total distributions	(25,148)	(60,104)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a) (b)	3,802,365	92,405,734
Total increase in net assets	17,331,496	32,110,360
NET ASSETS
Beginning of period/year	67,389,574	35,279,214
End of period/year	$84,721,070	$67,389,574
Undistributed net investment loss	$(77,632)	$—

(a)	Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2009*		December 31, 2008
	Shares	Value	Shares	Value
Shares sold	2,039,797	$17,410,690	14,351,143	$180,319,182
Shares issued in
reinvestment of
distributions	3,099	22,931	7,422	56,108
Shares redeemed	(1,816,514)	(13,631,256)	(8,369,185)	(87,969,556)
Net increase	226,382	$3,802,365	5,989,380	$92,405,734

(b)	Net of redemption fees of $5,539 and $176,103, respectively.
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
For a capital share outstanding for the period/year

	Six Months
	Ended					Period Ended
	June 30, 2009		Year Ended December 31,			December 31,
	(Unaudited)		2008	2007	2006	2005*
Net asset value,
beginning of period/year	$7.57		$12.11	$10.43	$10.62	$10.00
INCOME FROM
INVESTMENT
OPERATIONS
Net investment income (loss)	(0.01)		(0.02)	(0.06)	(0.07)	(0.11)
Net realized and unrealized
gain (loss) on investments
and options	1.72		(4.53)	2.75	1.10	1.76
Total from investment
operations	1.71		(4.55)	2.69	1.03	1.65
LESS DISTRIBUTIONS
From net investment income	—	**	—	—	—	—
From net realized gain	—		(0.01)	(1.01)	(1.22)	(1.03)
Paid-in capital from
redemption fees (Note 2)	—	**	0.02	— **	— **	—
Net asset value,
end of period/year	$9.28		$7.57	$12.11	$10.43	$10.62
TOTAL RETURN	22.64	%^	(37.44)%	25.79%	9.49%	16.53	%^
RATIO/SUPPLEMENTAL
DATA
Net assets, end of
period/year (millions)	$84.7		$67.4	$35.3	$22.7	$22.1
Ratio of expenses to
average net assets
Before fees waived
and expenses absorbed	1.49	%+	1.47%	2.05%	2.09%	2.15	%+
After fees waived
and expenses absorbed	1.49	%+	1.41%	1.54%	2.05%	1.94	%+
Ratio of net investment income
(loss) to average net assets
Before fees waived
and expenses absorbed	(0.15	)%+	(0.26)%	(0.96)%	(0.70)%	(1.30	)%+
After fees waived
and expenses absorbed	(0.15	)%+	(0.20)%	(0.46)%	(0.66)%	(1.09	)%+
Portfolio turnover rate	228	%^	352%	189%	304%	384	%^

*	Fund commenced operations on January 21, 2005.
**	Less than $0.01 per share.
+	Annualized.
^	Not annualized.

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

Effective April 30, 2009, the Jordan Opportunity Fund (the “Fund”), a non-diversified series of Forum Funds Trust, reorganized into a non-diversified series of Professionally Managed Portfolios (the “Trust”).  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Fund commenced operations on January 21, 2005.  Prior to the Fund’s inception date the Fund was organized as a limited partnership managed by Hellman, Jordan Management Co., Inc. (The “Sub-Advisor”).  This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.

The investment objective of the Fund is to seek capital appreciation by investing primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2009 (Unaudited)

on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2009, the Fund did not hold fair valued securities.

The Fund has adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements (“FAS 157”) and FASB Staff Position No. 157-4 (“FSP 157-4”).  FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP 157-4 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. FAS 157 requires each fund to classify its securities based on valuation method, using the following three levels:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009:

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2009 (Unaudited)

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$1,594,546	$—	$—	$1,594,546
Energy	13,364,586	—	—	13,364,586
Financials	2,326,762	—	—	2,326,762
Health Care	11,750,770	—	—	11,750,770
Industrials	6,786,955	—	—	6,786,955
Information Technology	7,053,372	—	—	7,053,372
Investment Company	11,602,057	—	—	11,602,057
Materials	14,429,867	—	—	14,429,867
Telecommunications	2,132,019	—	—	2,132,019
Total Equity	71,040,934	—	—	71,040,934
Short-Term Investment	12,074,024	—	—	12,074,024
Total Investments in Securities	$83,114,958	$—	$—	$83,114,958

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”), effective January 1, 2009.  SFAS 161 requires enhanced disclosures about a Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a Fund’s financial position, performance and cash flows.  Management has determined the adoption of SFAS 161 had no material impact on the Fund’s financial statements and related disclosures.

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2009 (Unaudited)

should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The portfolio has adopted FIN 48 and as of June 30, 2009, the portfolio does not have any tax positions that did not meet the “more-likely-than-not threshold” of being sustained by the applicable tax authority for the open tax years of December 31, 2006 through December 31, 2008.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions for the Fund to shareholders from net investment income if any are declared and paid at least quarterly.  Capital gains on securities for the Fund if any are declared and paid at least on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  The Fund may purchase call options on securities and indices.  As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  The Fund may write (sell) call options on securities and indices.  When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2009 (Unaudited)

expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss.  The Fund, as writers of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
New Accounting Pronouncements.  In May 2009, the FASB issued SFAS No. 165 “Subsequent Events” (SFAS No 165).  The Fund adopted SFAS No. 165 which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2009 (Unaudited)

well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, SFAS No. 165 requires an entity to disclose the date through which subsequent events have been evaluated.  The Fund has evaluated subsequent events through the issuance of their financial statements on August 20, 2009.

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification TM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No 162” (“SFAS 168”). SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification TM” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management is currently evaluating the implications of SFAS 168. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Windowpane Advisors, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the six months ended June 30, 2009 the Fund incurred $341,294 in advisory fees.

Hellman, Jordan Management Co. (the “Sub-Advisor”) is the sub-advisor to the Fund.  The sub-advisory fee, calculated as a percentage of the Fund’s average net assets, is paid by the Advisor.

During the period, the Advisor and Sub-advisor may voluntarily waive their fees to the extent necessary to limit the Fund’s expenses to 2.00%.  Voluntary waivers of fees and expense reimbursements may be reduced or eliminated at anytime.  For the six months ended June 30, 2009, no fees were waived.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2009 (Unaudited)

Effective May 1, 2009, U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund.  USBFS also serves as the Fund’s fund accountant.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Minimum	$45,000
$0 to $250 million	0.08% of average daily net assets
Over $250 million	0.05% of average daily net assets

For the period January 1, 2009 through April 30, 2009, Atlantic Fund Administration, LLC (“Atlantic”) provided fund accounting and fund administration, and until July 20, 2009, transfer agency services to the Fund which were subsequently transferred to USBFS. Pursuant to an Atlantic services agreement, the Fund paid Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of:

Minimum	$135,000
$0 to $150 million	0.12% of average daily net assets
$150 to $300 million	0.075% of average daily net assets
$300 to $600 million	0.05% of average daily net assets
$600 to $1 billion	0.03% of average daily net assets
Over $1 billion	0.02% of average daily net assets

The fee was accrued daily by the Fund and was paid monthly based on the average net assets, transactions and positions for the previous month.

For the six months ended June 30, 2009 the Fund incurred $55,283 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended June 30, 2009, the Fund was allocated $10,549 of the Trust’s Chief Compliance Officer fee.

For the period January 1, 2009 through April 30, 2009, Atlantic provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2009 (Unaudited)

Effective May 1, 2009 Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

For the period January 1, 2009 through April 30, 2009, Foreside Fund Services, LLC served as the Fund’s distributor (the “Prior Distributor”).  The Prior Distributor was not affiliated with the Advisor or with Atlantic or their affiliates.  The Prior Distributor received no compensation from the Fund for its distribution services. For the period January 1, 2009 through April 30, 2009, Atlantic served as Custodian to the Fund.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2009, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $140,254,787 and $139,554,531 respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended June 30, 2009.

The cost basis of investments for federal income tax purposes at June 30, 2009 was as follows:

Cost of investments	$80,269,451
Gross tax unrealized appreciation	4,125,530
Gross tax unrealized depreciation	(1,280,023)
Net tax unrealized appreciation	$2,845,507

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended June 30, 2009 and the year ended December 31, 2008 was as follows:

	June 30, 2009	December 31, 2008
Distributions paid from:
Ordinary income*	$25,148	$60,104
Long-term capital gain	—	—
	$25,148	$60,104
*	Short-term capital gains are considered ordinary income for tax purposes.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2009 (Unaudited)

As of December 31, 2008, the components of the distributable earning on a tax basis were as follows:

Capital and Other Losses	$(39,833,306)
Unrealized Appreciation (Depreciation)	(15,154,173)
Total	$(54,987,479)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities is primarily due to wash sales.

NOTE 6 – SUBSEQUENT EVENT

Effective July 20, 2009, USBFS commenced serving as the Fund’s transfer agent, dividend disbursing agent and registrar.

JORDAN OPPORTUNITY FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT (Unaudited)

At a meeting held on October 27, 2008, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered the initial approval of an Investment Advisory Agreement and Investment Sub-Advisory Agreement (together, the “Advisory Agreements”) for the Fund, a new series of the Trust with Windowpane Advisors, L.L.C. (the “Advisor”) and Hellman, Jordan Management Co., Inc. (the “Sub-Advisor”).  The Board considered that the Fund would be substantially similar from an investment objective and policy perspective to an existing series of the Forum Funds trust.  At this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the Sub-Advisor and the services to be provided by the Advisor and Sub-Advisor to the Fund under the Advisory Agreements.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor and Sub-Advisor under the Advisory Agreements.  The Trustees discussed the nature, extent and quality of the Advisor’s and Sub-Advisor’s overall services to be provided to the Fund.  The Board considered each of the Advisor’s specific responsibilities and the Sub-Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Advisor and Sub-Advisor that would be involved in the day-to-day activities of the Fund.  The Board reviewed the proposed services the Advisor would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of additional fees by the Advisor or its affiliates.  The Board also reviewed the proposed services the Sub-Advisor would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of additional fees by the Sub-Advisor or its affiliates.  The Trustees also considered the structure of both the Advisor’s and Sub-Advisor’s compliance procedures and the trading capability of the Sub-Advisor.  After reviewing the Advisor’s and Sub-Advisor’s compliance policies and procedures with respect to the Fund, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Trustees also considered the services that had been provided by the Advisor and Sub-Advisor to the Forum Funds.  The Board concluded that the Advisor and Sub-Advisor had sufficient quality and depth of personnel, resources, investment methods and

JORDAN OPPORTUNITY FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT (Unaudited), Continued

compliance policies and procedures essential to performing its duties under the proposed Advisory Agreements and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Fund.  As the Fund was newly created, the Board was unable to review the performance of the Fund.  The Board did consider the Advisor’s and Sub-Advisor’s performance history with respect to the existing series of the Forum Funds.  In assessing the quality of the portfolio management that would be delivered by the Sub-Advisor to the Fund, the Board reviewed the performance of the former Jordan Opportunity Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.  The Board noted that the former Jordan Opportunity Fund’s performance was good over the short and long term.

3.
Costs of Services Provided and Profits Realized by the Advisor and Sub-Advisor.  The Board noted that the proposed advisory fee to be paid to the Advisor of the Fund was 1.00%, of which the Sub-Advisor would receive 0.50% of the Fund’s average daily net assets.  The Board also noted that the Advisor agreed to voluntary waive advisory fees or reimburse Fund expenses to limit the Fund’s expense ratio to 2.00%, similar to the current fees and expense ratio of the Forum Funds –Jordan Opportunity Fund.  The Trustees concluded that the fees to be received by the Advisor and Sub-Advisor were fair and reasonable.

4.
Economies of Scale. The Board also considered that economies of scale could be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Trustees discussed the likely overall profitability of the Advisor and Sub-Advisor from managing the new Fund.  In assessing possible profitability, the Trustees reviewed the Advisor’s and Sub-Advisor’s financial information and took into account both the likely direct and indirect benefits to the Advisor and Sub-Advisor from advising the Fund.  The Trustees concluded that both the Advisor’s and Sub-Advisor’s

JORDAN OPPORTUNITY FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT (Unaudited), Continued

profit from managing the Fund would likely not be excessive and, after review of relevant financial information, the Advisor and Sub-Advisor would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreements, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor and Sub-Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the Advisory Agreements would be in the best interests of the Fund and its shareholders.

JORDAN OPPORTUNITY FUND

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 441-7013. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling (800) 441-7013. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (202) 551-8090.  Furthermore, you will be able to obtain the Form N-Q on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

FOR MORE INFORMATION

Investment Advisor
Windowpane Advisors, LLC
One America Plaza
600 West Broadway, Suite 1225
San Diego, California 92101

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Jordan Opportunity Fund
c/o U.S. Bancorp Fund
  Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800- 441-7013
www.jordanopportunity.com

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Jordan Opportunity Fund
Symbol – JORDX
CUSIP – 742935182

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/ Robert M. Slotky
Robert M. Slotky, President

Date     September 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Robert M. Slotky
Robert M. Slotky, President

Date     September 2, 2009

By (Signature and Title)      /s/ Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date     August 25, 2009

* Print the name and title of each signing officer under his or her signature.